Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure Text Block Supplement [Abstract]
Schedule of other current assets
	December 31, 2020	December 31, 2019

Deposits (a)	$1,909,800	$-
Due from a third party (b)	97,771	-
Others	12,803	12,501
Total	$2,020,374	$12,501
(a)	As of December 31, 2020, the balance of deposits represented the deposits made to two service providers who paid utility charges in mining facilities on behalf of the Company. The deposits are refundable upon expiration of the agreement between the Company and the service provider, which was due within 12 months from the effective date of the agreement.

(b)	As of December 31, 2020, the balance of due from a third party represented lending of 5.19 bitcoins, at cost of $18,838 per coin. The bitcoins are repayable on demand. As of the date of this report, the third party has repaid the bitcoins.